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                                                                    EXHIBIT (99)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of USG Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 5, 2003                              /s/ William C. Foote
                                         ---------------------------------------
                                         William C. Foote
                                         Chairman, Chief Executive Officer and
                                         President



May 5, 2003                              /s/ Richard H. Fleming
                                         ---------------------------------------
                                         Richard H. Fleming
                                         Executive Vice President and Chief
                                         Financial Officer





      A signed original of this written statement required by Section 906 has been provided to USG Corporation and will be retained by USG Corporation and furnished to the Securities and Exchange Commission or its staff upon request.





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